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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 14, 2000 (and to all references to our Firm) included in or made a part of this registration statement filed on Form S-1 registering Ordinary Shares.


                                                Luboshitz Kasierer
                                          Member firm of Arthur Andersen

Tel Aviv February 14, 2000